REPORTING ENTITY	12 Months Ended
Dec. 31, 2018
Management Commentary [Abstract]
REPORTING ENTITY
REPORTING ENTITY
Pembina Pipeline Corporation ("Pembina" or the "Company") is a Calgary-based, leading transportation and midstream service provider serving North America's energy industry. The consolidated financial statements include the accounts of the Company, its subsidiary companies, partnerships and any investments in associates and joint arrangements as at and for the year ended December 31, 2018.
Pembina owns an integrated system of pipelines that transport various hydrocarbon liquids and natural gas products produced primarily in western Canada. The Company also owns gas gathering and processing facilities and an oil and natural gas liquids infrastructure, storage and logistics business. Pembina's integrated assets and commercial operations along the majority of the hydrocarbon value chain allow it to offer a full spectrum of midstream and marketing services to the energy sector.